                                                                           EXHIBIT 99.4
               GREEN TREE FINANCIAL CORPORATION AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS

                                                           March 31,         December 31,
                                                            1998                1997
                                                        ---------------    ---------------
                                                          (unaudited)
ASSETS
Cash and cash equivalents                               $   888,743,000    $   741,398,000
Cash deposits, restricted                                   234,194,000        247,237,000
Other investments                                            19,096,000         25,294,000
Interest only securities                                  1,412,280,000      1,363,200,000
Finance receivables                                       2,154,646,000      1,971,024,000
Other receivables                                           228,525,000        235,705,000
Servicing rights                                            111,823,000         96,311,000
Property, furniture and fixtures                            121,164,000        112,404,000
Goodwill                                                     55,399,000         56,095,000
Other assets                                                 29,372,000         18,124,000
                                                        ---------------    ---------------
  Total assets                                          $ 5,255,242,000    $ 4,866,792,000
                                                        ===============    ===============

LIABILITIES AND STOCKHOLDERS' EQUITY:
Notes payable                                           $ 1,548,618,000    $ 1,355,995,000
Senior/Senior subordinated notes                            510,484,000        510,316,000
Accounts payable and accrued liabilities                    556,194,000        492,789,000
Investors payable                                           653,297,000        552,781,000
Deferred income taxes                                       637,430,000        622,771,000
                                                        ---------------    ---------------
  Total liabilities                                       3,906,023,000      3,534,652,000

Common stock, $.01 par; authorized 400,000,000
  shares; issued 141,899,317 and
  and 141,595,984 shares, respectively                        1,419,000          1,416,000
Additional paid-in capital                                  445,190,000        435,570,000
Retained earnings                                         1,127,417,000      1,075,670,000
Accumulated other comprehensive income (loss):
  Minimum pension liability adjustments                      (3,142,000)        (3,142,000)
  Unrealized gain on securities
     available for sale, net                                    902,000         21,824,000
                                                        ---------------    ---------------
                                                          1,571,786,000      1,531,338,000
Less treasury stock, 7,773,366 and 7,012,156
   shares at cost                                          (222,567,000)      (199,198,000)
                                                        ---------------    ---------------

  Total stockholders' equity                              1,349,219,000      1,332,140,000
                                                        ---------------    ---------------

           Total liabilities and stockholders' equity   $ 5,255,242,000    $ 4,866,792,000
                                                        ===============    ===============


                  See notes to unaudited financial statements.

                GREEN TREE FINANCIAL CORPORATION AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (unaudited)

                                Three months ended March 31,
                                ---------------------------
                                    1998           1997
                                ------------   ------------
REVENUES:
  Gain on sale of receivables   $129,116,000   $153,367,000
  Interest                       100,991,000     75,429,000
  Service                         30,216,000     24,681,000
  Commissions and other           25,431,000     13,678,000
                                ------------   ------------
                                 285,754,000    267,155,000
                                ------------   ------------

EXPENSES:
  Interest                        48,492,000     29,818,000
  Cost of servicing               26,974,000     19,379,000
  General and administrative     107,912,000     69,889,000
                                ------------   ------------
                                 183,378,000    119,086,000
                                ------------   ------------

EARNINGS BEFORE INCOME TAXES     102,376,000    148,069,000

INCOME TAXES                      38,903,000     56,266,000
                                ------------   ------------

NET EARNINGS                    $ 63,473,000   $ 91,803,000
                                ============   ============


EARNINGS PER COMMON SHARE:
  BASIC                         $        .47   $        .66
  DILUTED                       $        .47   $        .65


                  See notes to unaudited financial statements.

                GREEN TREE FINANCIAL CORPORATION AND SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                        (unaudited, dollars in thousands)

                                                                                   Accumulated
                                                     Additional                       other                        Total
                                         Common       paid-in       Treasury      comprehensive   Retained     stockholders'
                                         stock        capital         stock       income (loss)   earnings         equity
                                      -----------   -----------    -----------   --------------  -----------   -------------
BALANCES, December 31, 1996           $     1,398   $   373,573    $   (53,913)   $    (2,299)   $   818,733    $ 1,137,492

Comprehensive income, net of tax:
   Net earnings                                --            --             --             --         91,803         91,803
   Unrealized loss on securities,
     net of applicable
     income taxes ($17,080)                    --            --             --        (27,867)            --        (27,867)
                                                                                                                -----------
     Total comprehensive income                                                                                      63,936
Common stock issuance of
  1,300,000 shares                             13        51,761             --             --             --         51,774
Cost of 1,017,000 shares of
  treasury stock acquired                      --            --        (36,688)            --             --        (36,688)
Dividends on common stock                      --            --             --             --        (10,430)       (10,430)
                                      -----------   -----------    -----------    -----------    -----------    -----------
BALANCES, March 31, 1997              $     1,411   $   425,334    $   (90,601)   $   (30,166)   $   900,106    $ 1,206,084
                                      ===========   ===========    ===========    ===========    ===========    ===========

BALANCES, December 31, 1997           $     1,416   $   435,570    $  (199,198)   $    18,682    $ 1,075,670    $ 1,332,140

Comprehensive income, net of tax:
   Net earnings                                --            --             --             --         63,473         63,473
   Unrealized loss on securities,
     net of applicable
     income taxes ($12,823)                    --            --             --       (20,922)             --        (20,922)
                                                                                                                -----------
     Total comprehensive income                                                                                      42,551
Stock warrants issuance                        --         7,687           --               --             --          7,687
Common stock issuance of
  303,000 shares                                3         1,933           --               --             --          1,936
Cost of 761,210 shares of
  treasury stock acquired                      --            --        (23,369)            --             --        (23,369)
Dividends on common stock                      --            --             --             --       (11,726)        (11,726)
                                      -----------   -----------    -----------    -----------    -----------    -----------
BALANCES, March 31, 1998              $     1,419   $   445,190    $  (222,567)   $    (2,240)   $ 1,127,417    $ 1,349,219
                                      ===========   ===========    ===========    ===========    ===========    ===========


                  See notes to unaudited financial statements.

                GREEN TREE FINANCIAL CORPORATION AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (unaudited)

                                                                       Three months ended March 31,
                                                                   ----------------------------------
                                                                        1998               1997
                                                                   -------------     ----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Servicing fees and net interest
     payments collected on sold loans                              $    84,070,000    $    78,009,000
  Net principal payments collected on sold loans                       128,678,000         64,067,000
  Interest on unsold loans                                              50,972,000         46,166,000
  Interest on cash and investments                                      14,540,000          8,539,000
  Commissions                                                           19,160,000         11,501,000
  Other                                                                 13,322,000         (2,523,000)
                                                                   ---------------    ---------------
                                                                       310,742,000        205,759,000
                                                                   ---------------    ---------------

  Cash paid to employees and suppliers                                (132,988,000)      (126,443,000)
  Interest paid on debt                                                (40,571,000)       (20,251,000)
  Income taxes paid                                                    (10,114,000)        (7,430,000)
                                                                   ---------------    ---------------
                                                                      (183,673,000)      (154,124,000)
                                                                   ---------------    ---------------

  NET CASH PROVIDED BY OPERATIONS                                      127,069,000         51,635,000

  Purchase of loans and leases                                      (2,766,690,000)    (2,087,204,000)
  Proceeds from sale of loans and leases                             2,607,081,000      1,809,087,000
  Principal collections on unsold loans and leases                     102,141,000        178,880,000
  Commercial and revolving credit loans disbursed                   (1,692,443,000)      (839,249,000)
  Principal collections on commercial and revolving credit loans     1,262,226,000        757,492,000
  Proceeds from sale of commercial and revolving credit loans          317,840,000                 --
  Net cash deposits provided as credit enhancements                     13,043,000         (4,249,000)
                                                                   ---------------    ---------------

NET CASH USED FOR
  OPERATING ACTIVITIES                                                 (29,733,000)      (133,608,000)

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property, furniture and fixtures                         (17,846,000)       (10,084,000)
  Net sales (purchases) of investment securities                         6,198,000         (3,839,000)
                                                                   ---------------    ---------------
NET CASH USED FOR INVESTING
  ACTIVITIES                                                           (11,648,000)       (13,923,000)
                                                                   ---------------    ---------------

                GREEN TREE FINANCIAL CORPORATION AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (continued, unaudited)

                                                                     Three months ended March 31,
                                                                 ------------------------------------
                                                                       1998               1997
                                                                 ---------------    -----------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Borrowings on credit facilities                                  2,553,788,000      1,921,498,000
  Repayments on credit facilities                                 (2,353,963,000)    (1,659,804,000)
  Common stock issued                                                    627,000            475,000
  Common stock repurchased                                                    --        (36,688,000)
  Dividends paid                                                     (11,726,000)       (10,430,000)
                                                                 ---------------    ---------------
NET CASH PROVIDED BY
  FINANCING ACTIVITIES                                               188,726,000        215,051,000
                                                                 ---------------    ---------------

NET INCREASE IN CASH AND CASH EQUIVALENTS                            147,345,000         67,520,000

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                       741,398,000        442,071,000
                                                                 ---------------    ---------------

CASH AND CASH EQUIVALENTS, END OF PERIOD                         $   888,743,000    $   509,591,000
                                                                 ===============    ===============

RECONCILIATION OF NET EARNINGS TO NET CASH
  USED FOR OPERATING ACTIVITIES:
    Net earnings                                                 $    63,473,000    $    91,803,000
    Deferred income taxes                                             38,903,000         56,266,000
    Valuation adjustments of interest only securities                 47,000,000                 --
    Depreciation and amortization                                     10,669,000          7,556,000
    Net loan payments collected, less interest only securities
      and servicing rights recorded                                  (11,746,000)       (50,189,000)
    Amortization of servicing rights                                   4,947,000          2,569,000
    Accretion of yield on interest only securities                   (33,384,000)       (25,257,000)
    Net decrease (increase) in cash deposits                          13,043,000         (4,249,000)
    Purchase of loans and leases,
      net of sales and principal collections                         (72,367,000)       (99,237,000)
    Commercial and revolving loans disbursed, net of
      sales and principal collections                               (109,816,000)       (81,757,000)
    Net selling expenses on sale of loans                             30,786,000         10,897,000
    Interest payable increase                                          7,128,000          8,434,000
    Income taxes paid                                                (10,114,000)        (7,430,000)
    Decrease in amounts payable to employees and suppliers            (7,977,000)       (43,598,000)
    Decrease (increase) in other receivables                           2,570,000         (5,033,000)
    Other                                                             (2,848,000)         5,617,000
                                                                 ---------------    ---------------
NET CASH USED FOR
  OPERATING ACTIVITIES                                           ($   29,733,000)   ($  133,608,000)
                                                                 ===============    ===============



                  See notes to unaudited financial statements.

                GREEN TREE FINANCIAL CORPORATION AND SUBSIDIARIES

                     NOTES TO UNAUDITED FINANCIAL STATEMENTS


A. BASIS OF PRESENTATION

The interim financial statements have been prepared by Green Tree Financial Corporation (the "Company"), without audit, pursuant to the rules and regulations of the Securities and Exchange Commission applicable to quarterly reports on Form 10-Q. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations. In the opinion of management, all adjustments which are of a normal recurring nature and are necessary for a fair presentation have been included. However, results for interim periods are not necessarily indicative of the results that may be expected for a full year. It is suggested that these financial statements be read in conjunction with the consolidated financial statements and related notes and schedules included in the Company's Annual Report on Form 10-K for the year ended December 31, 1997.

As of January 1, 1998, the Company adopted Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS 130"). SFAS 130 establishes standards for reporting and presentation of comprehensive income and its components in a full set of financial statements. Comprehensive income includes all changes in stockholders' equity except those arising from transactions with shareholders. The new standard requires only additional disclosures in the consolidated financial statements; it does not affect the Company's financial position or results of operations.

B. INTEREST ONLY SECURITIES

The activity in interest only securities for the three months ended March 31, 1998 is summarized as follows:

 Balance at beginning of period                          $1,363,200,000
 Additions                                                  164,349,000
 Yield on interest only securities                           33,384,000
 Net cash collected                                         (67,908,000)
 Realized writedown of interest only
   securities                                               (47,000,000)
 Unrealized writedown of interest
   only securities                                          (33,745,000)
                                                       ----------------
 Balance at end of period                                $1,412,280,000
                                                       ================

In 1995 and previous years, the Company sold a substantial portion of its interest only securities related to manufactured housing securitization transactions between 1978 and 1995 in the form of securitized Net Interest Margin Certificates. The Company retained a subordinated interest in the cash flow of the interest only securities sold. These interests are included in interest only securities and total $79,357,000 at March 31, 1998.

Generally, interest only securities relate to the sale of closed end manufactured housing, home equity, home improvement, consumer and equipment finance receivables. The Company's interest only securities are subject to a substantial amount of credit loss and prepayment risk related to the receivables sold. In connection with the valuation of interest only securities, the Company has provided for approximately $946,060,000 of credit losses as of March 31, 1998. On a nondiscounted basis the amount of credit losses provided for in connection with the valuation of the interest only securities is approximately $1,399,149,000. These estimated losses if realized, would reduce the amount of cash flows available to the interest only securities and are considered in the Company's valuation processes.

The weighted average interest rate used to discount expected future cash flows of the interest only securities is 11.60% as of March 31, 1998.

The table below details information pertinent to the valuation of the interest only securities as of March 31, 1998.

                                                   Manufactured      Home Equity/         Consumer/
                                                     Housing        Home Improvement      Equipment            Total
                                                 ---------------    ----------------    -------------    ----------------
Interest only securities carrying amount         $   872,578,000      396,498,000         143,204,000    $  1,412,280,000

Unpaid principal balance of sold receivables     $18,186,731,000    5,004,964,000       2,655,252,000     $25,846,947,000

Weighted average customer interest rate on
     sold receivables                                      10.46%          11.85%               11.12%

Approximate expected weighted average constant
     prepayment rate as a percentage
     of unpaid principal balance of sold
     receivables (1)                                        9.75%           25.0%                22.0%

Approximate remaining expected non
     discounted credit losses as a percentage
     of unpaid principal balance of sold
     receivables (1)                                         6.2%            4.4%                 2.0%

(1) Valuation of the Company's interest only securities is impacted not only by the projected level of prepayments of principal and net credit losses, as shown above, but also by the projected timing of such prepayments and net credit losses. Should the timing of projected prepayments of principal or net credit losses differ materially from the timing projected by the Company, such timing could have a material effect on the valuation of the interest only securities.

C. FINANCE RECEIVABLES

Finance receivables consisted of the following:

                        March 31, 1998   December 31,1997
                        --------------   ----------------
Lease                   $  267,987,000   $  191,572,000
Commercial Finance         632,172,000      683,691,000
Revolving Credit Card      324,795,000      165,151,000
Loans Held For Sale        929,692,000      930,610,000
                        --------------   --------------
   Total                $2,154,646,000   $1,971,024,000
                        ==============   ==============


D. SERVICING RIGHTS

The activity in servicing rights for the period ended March 31, 1998 is summarized as follows:

Balance at beginning of period      $   96,311,000
Additions                               20,459,000
Amortization                           ( 4,947,000)
                                    --------------
Balance at end of period             $ 111,823,000
                                    ==============


E. EARNINGS PER SHARE

Basic earnings per share is computed by dividing net earnings by the weighted average number of shares of Common Stock outstanding during each period. Diluted earnings per share is computed by dividing net earnings by the weighted average number of shares of Common Stock and potential Common Stock outstanding during each period. The following table presents the earnings per share data. Options to purchase 5,529,469 and 298,544 shares are excluded from the computation of diluted earnings per common share because of their anti-dilutive effect, as the exercise price of the option exceeds the average market price of the Common Stock for the three months ended March 31, 1998 and 1997, respectively.

                                  Three months ended March 31,
                                  ---------------------------
                                      1998           1997
                                  ------------   ------------

Net Earnings                      $ 63,473,000   $ 91,803,000
                                  ============   ============
Weighted average Common Stock
   outstanding                     134,236,605    138,511,310
 Effect of dilutive securities:
   Options                           1,463,317      3,708,253
   Warrants                            119,981           --
                                  ------------   ------------
 Diluted Common Stock              135,819,903    142,219,563
                                  ============   ============

 Earnings per common share:
   Basic                          $        .47   $        .66
   Diluted                        $        .47   $        .65

F. STOCKHOLDERS' EQUITY


STOCK OPTION PLANS

The Company has three stock option plans: two employee stock option plans and an outside director plan. In 1992, the Board of Directors approved a supplemental stock option plan for its outside directors. In 1995, the Company's stockholders approved an Employee Stock Incentive Plan. In 1998 the Board of Directors approved a Company Stock Option Plan for issuances of stock options to non-officer employees.

Options for 864,520 shares were available for future grant under these plans. The Company's Board of Directors has reserved 11,149,252 shares for future issuance under all plans as of March 31, 1998.

A summary of the stock option plan activity is as follows:

                                     Number of   Weighted Average
                                      Shares      Exercise Price
                                    ----------   -----------------

Outstanding at December 31, 1997     9,910,465      $25.98
  Granted                              835,500       23.00
  Exercised                           (303,333)      12.87
  Expired                             (156,900)      30.92
                                    ----------

Outstanding at March 31, 1998       10,285,732      $23.04
                                    ==========

Of the 10,285,732 options outstanding at March 31, 1998, 10,145,732 options relate to the employee and chief executive stock option plans and 140,000 options relate to the outside director plan.

On March 1, 1998, the Company offered to reprice certain employee stock options to the current market price on March 1, 1998. The offer was not extended to the six most senior executive officers. Employees accepting this offer agreed to a revised vesting schedule and an exercise price of $23.00, representing the market price at March 1, 1998. Approximately 2.8 million options were repriced.

A summary of stock options outstanding and exercisable at March 31, 1998 is as follows:

Options Outstanding:

    Range of           Number            Remaining          Weighted Average
 Exercise Prices     Outstanding      Contractual Life        Exercise Price
- -----------------   -------------     ----------------     -------------------

   $  2.97-22.50       1,714,332          4.17                 $  6.46
     23.00-23.00       3,639,500          9.92                   23.00
     23.38-30.50       2,350,300          7.68                   25.52
     30.88-33.38       2,323,000          7.90                   31.21
     33.50-47.00         258,600          9.17                   37.61
     -----------       ---------          ----                 -------
   $  2.97-47.00      10,285,732          7.97                 $ 23.04


Options Exercisable:

    Range of             Number        Weighted Average
Exercise Prices        Exercisable      Exercise Price
- -------------------    -----------     -----------------

     $  2.97-22.50       1,563,665         $ 5.45
       23.00-23.00               0           0.00
       23.38-30.50         824,300          25.01
       30.88-33.38         493,000          31.31
       33.50-47.00          57,600          38.10
     --------------      ----------       -------

     $  2.97-47.00       2,938,565        $ 15.92


WARRANTS

On February 13, 1998, the Company issued warrants to purchase 2.7 million common shares at $22.75 per share to the provider of a credit facility secured by the Company's interest only securities. The warrant expires on the later of February 13, 2000 or 90 days after the credit facility has been paid in full. The Company has the option to call and repurchase the warrant for $15.00 per warrant share regardless of the closing price of the common shares at the call date.